UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 31, 2013

HOMEOWNERS OF AMERICA HOLDING CORPORATION

(Exact name of Company as specified in Charter)

Delaware (State or other jurisdiction of incorporation or organization)	021-83940 (Commission File No.)	57-1219329 (IRS Employee Identification No.)

1333 Corporate Drive

Suite 325

Irving, TX 75038

(Address of Principal Executive Offices)

972-607-4241

(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2 below).

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On August 31, 2013, Homeowners of America Holding Company, Inc. (the “Company”) entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) with Mr. Spencer Tucker and Mr. Richard Backus pursuant to which the Company purchased 480,000 and 60,000 shares of the Company’s common stock from Mr. Tucker and Mr. Backus, respectively, for an aggregate consideration of $5,400. Mr. Tucker is the President and Chief Executive Officer of the Company. Mr. Backus is the Secretary of the Company.

The preceding is a summary of the Stock Purchase Agreement and is qualified in its entirety by reference to the Stock Purchase Agreement which is attached hereto as Exhibit 10.1 and incorporated by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On August 31, 2013, the Board of Directors of the Company (the “Board”) unanimously approved and recommended for approval by the stockholders of the Company, and the holders of voting shares representing 99.15% of the voting rights of our common stock approved, an amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Amendment”). The Certificate of Amendment was filed with the Delaware Secretary of State and is effective. The Certificate of Amendment provides for a 2.5 for 1 forward stock split (the “Stock Split”) of the Company’s Common Stock. All holders of the Company’s Series A and Series B preferred shares converted their preferred shares to common stock prior to the effectiveness of the Stock Split.

The preceding is a summary of the Certificate of Amendment and is qualified in its entirety by reference to the Certificate of Amendment which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders

On August 31, 2013, the holders of 99.15% of the Company’s outstanding shares of common stock executed a written consent in accordance with Section 228 of the General Corporation Law of the State of Delaware approving and adopting the Certificate of Amendment to effect the Stock Split. The Company filed the Certificate of Amendment with the State of Delaware and it is effective.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment of the Amended and Restated Certificate of Incorporation

10.1	Stock Purchase Agreement, dated as of August 31, 2013, by and among Homeowners of America Holding Company, Inc., Spencer Tucker and Richard Backus

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 6, 2013

HOMEOWNERS OF AMERICA HOLDING COMPANY, INC.

By:	/s/ Michael Rosentraub
Name:	Michael Rosentraub
Title:	Chief Financial Officer